UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 2, 2005

SENIOR HOUSING PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

 (State or Other Jurisdiction of Organization)

001-15319	04-3445278
(Commission File Number)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)

617-796-8350

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

On December 2, 2005, we priced an underwritten public offering of 3,250,000 common shares of beneficial interest.  We expect to issue and deliver these shares on or about December 7, 2005.  The public offering price was $18.90 per share.  We expect to use the $58.1 million of net proceeds (after estimated expenses and underwriters’ commissions) of the offering to redeem $52.5 million of our outstanding 7.875% senior notes due in 2015 plus a redemption premium of $4.1 million and accrued but unpaid interest, and the excess, if any, to repay borrowings outstanding under our revolving credit facility.  Pending the notice of redemption of our 7.875% senior notes due in 2015, we will use the net proceeds from the offering to repay additional amounts outstanding under our revolving credit facility that we will redraw on the actual date of redemption.

As a part of the offering, HRPT Properties Trust also agreed to sell 950,000 of our common shares that it owned at a price of $18.90 per share.  HRPT also granted the underwriters an option to purchase up to 630,000 additional shares to cover over-allotments, if any.  We will not receive any proceeds from the sale of our shares by HRPT.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale is not permitted.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND FEDERAL SECURITIES LAWS, INCLUDING WITH RESPECT TO OUR ISSUANCE OF THE COMMON SHARES AND THE AMOUNT AND USE OF PROCEEDS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON THE COMPANY’S PRESENT EXPECTATIONS, BUT THESE STATEMENTS AND THE IMPLICATIONS OF THESE STATEMENTS ARE NOT GUARANTEED.  YOU SHOULD NOT PLACE UNDUE RELIANCE ON FORWARD LOOKING STATEMENTS.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits

1.1           Underwriting Agreement, dated December 2, 2005, among Senior Housing Properties Trust, HRPT Properties Trust, and the underwriters named therein relating to the issuance and sale by us of 3,250,000 common shares of beneficial interest and the sale of up to 1,580,000 of our common shares of beneficial interest by HRPT Properties Trust.

5.1           Opinion of Venable LLP.

8.1           Opinion of Sullivan & Worcester LLP as to tax matters.

23.1         Consent of Venable LLP (contained in Exhibit 5.1).

23.2         Consent of Sullivan & Worcester LLP (contained in Exhibit 8.1).

23.3         Consent of Ernst & Young LLP.

[Signature Page Follows]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENIOR HOUSING PROPERTIES TRUST

	By:	/s/ John R. Hoadley
		Name:	John R. Hoadley
		Title:	Treasurer and Chief Financial Officer

Date: December 2, 2005